Other liabilities	12 Months Ended
Dec. 31, 2024
Other liabilities [abstract]
Other liabilities
16 Other liabilities

Other liabilities by type
In EUR million	2024	2023
Net defined benefit liability	152	164
Other post-employment benefits	38	30
Other staff-related liabilities	784	719
Other taxation and social security contributions	899	641
Rents received in advance	14	14
Costs payable	1,764	2,170
Amounts to be settled	4,290	6,509
Lease liabilities	1,116	1,162
Other	3,311	2,258
	12,369	13,667
Disclosures in respect of Net defined benefit liabilities are provided in Note 32 'Pensions and other post-employment benefits'. Other staff-related liabilities includes vacation leave provisions, jubilee provisions, disability/illness provisions and liabilities related with variable compensations.
Lease liabilities relate to right-of-use assets. Disclosures regarding right-of-use assets are provided in Note 9 'Property and equipment'. The total cash outflow for leases in 2024 was EUR 290 million (2023: EUR 291 million).
Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transactions is short term and have settled after the closing date of the balance sheet. The line Other relates mainly to amounts payable to customers. It also includes the remaining EUR 1,275 million (2023: EUR 538 million) obligation related with share buyback programme and an additional cash dividend liability of EUR 423 million (2023: EUR nil).